UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Pine Street, Suite 3202

New York, New York 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-600-5763

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2023 at 9:00 a.m. Eastern Time, Coliseum Acquisition Corp. (“MITA” or the “Company”) opened its extraordinary general meeting (the “EGM”) at which the shareholders voted as set forth below on the following proposal pursuant to the definitive proxy statement, filed by the Company with the Securities and Exchange Commission on June 7, 2023 and mailed by the Company to its shareholders on or about June 9, 2023 (the “Proxy Statement”).

As of May 25, 2023, the record date for the EGM, there were 18,750,000 ordinary shares outstanding and entitled to vote. At the EGM, there were 14,413,913 ordinary shares voted by proxy or in person, representing 76.87% of the total ordinary shares as of the record date, and constituting a quorum for the transaction of business. The final voting results for the sole matter submitted to a vote of the shareholders of MITA at the EGM on June 20, 2023 is as follows:

The proposal to adjourn the Special Meeting to June 22, 2023 at 11:30 a.m. Eastern Time, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,323,361	90,552	0	0

The EGM reconevened on June 22, 2023 at 11:30 a.m. Eastern Time at the same place and using the same remote participation instructions as were provided in the Proxy Statement. The proposals listed below are described in more detail in the Proxy Statement.

The shareholders approved the Extension Amendment Proposal, the Non-tangible Assets Requirement Amendment Proposal, and the Founder Share Amendment Proposal.

A summary of the voting results at the EGM is set forth below:

1.	Proposal No. 1 — The Extension Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,324,439	89,474	0	0

2.	Proposal No. 2 — The Non-tangible Assets Requirement Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,324,439	89,474	0	0

3.	Proposal No. 3 — The Founder Share Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,324,439	89,474	0	0

Redemption of Ordinary Shares

As of June 20, 2023, the end of the redemption period for the Ordinary Shares issued as part of the units in the Company’s initial public offering consummated on June 25, 2021, an aggregate of 9,121,799 ordinary shares were tendered for redemption in connection with the EGM.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Jason Beren
		Name:	Jason Beren
		Title:	Chief Financial Officer

Dated: June 22, 2023